UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): October 2, 2002

                       KNOWLEDGEMAX, INC.

     (Exact name of registrant as specified in its charter)


          Delaware                    0-29974                52-2151837
 (State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
     of incorporation)                                  Identification No.)


      7900 Westpark Drive, Suite T-300
             McLean, Virginia                                   22102
 (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code: (703) 893-1800


                               N/A
   (Former name or former address, if change since last report)

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Item 4. Changes in Registrant's Certifying Accountant.


On October 2, 2002, the Registrant engaged the firm of Goldstein Golub Kessler LLP as its independent certified public accountants for the fiscal year ending December 31, 2002. During the Company's two most recent fiscal years, and any subsequent interim period prior to engaging GGK, the Company (or someone on its behalf) did not consult GGK regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements; or
(ii) any matter that was either the subject of a disagreement or a reportable event.




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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.



Knowledgemax, Inc.
 (Registrant) and as its Chief Executive Officer:



 By:  /s/ E. Linwood Pearce
 --------------------------------
      E. Linwood Pearce
      Chief Executive Officer and
      Principal Executive Officer



Date:    February 13, 2003

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